    As filed with the Securities and Exchange Commission on August 13, 1998

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  /x/
Filed by a party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement         / /  Confidential, for Use of
                                              the Commission Only
/x/ Definitive Proxy Statement                (as permitted by Rule
                                              14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      MUNIVEST PENNSYLVANIA INSURED FUND
                          MUNIYIELD ARIZONA FUND, INC.
                        MUNIYIELD CALIFORNIA FUND, INC.
                    MUNIYIELD CALIFORNIA INSURED FUND, INC.
                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                             MUNIYIELD FLORIDA FUND
                         MUNIYIELD MICHIGAN FUND, INC.
                        MUNIYIELD NEW JERSEY FUND, INC.
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011


--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration state-ment number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                      MUNIVEST PENNSYLVANIA INSURED FUND
                         MUNIYIELD ARIZONA FUND, INC.
                        MUNIYIELD CALIFORNIA FUND, INC.
                    MUNIYIELD CALIFORNIA INSURED FUND, INC.
                  MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                            MUNIYIELD FLORIDA FUND
                         MUNIYIELD MICHIGAN FUND, INC.
                        MUNIYIELD NEW JERSEY FUND, INC.
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                   MUNIYIELD NEW YORK INSURED FUND II, INC.

                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                 NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

                              SEPTEMBER 24, 1998

To The Shareholders:

  Notice is hereby given that the 1998 Annual Meeting of Shareholders (the "Meeting") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 24, 1998 at the time specified in Exhibit A hereto for the following purposes:

    (1) To elect members of the Board of Directors or Trustees of each Fund to serve for the ensuing year;

    (2) To consider and act upon a proposal to ratify the selection of the independent auditors of each Fund for its current fiscal year; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board has fixed the close of business on July 27, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the shareholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after September 10, 1998, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors or Trustees of the respective Fund.
                                          By Order of the Board

                                          Philip M. Mandel
                                          Secretary of the Funds
Plainsboro, New Jersey
Dated: August 13, 1998

                           COMBINED PROXY STATEMENT

                               ----------------

                      MUNIVEST PENNSYLVANIA INSURED FUND
                         MUNIYIELD ARIZONA FUND, INC.
                        MUNIYIELD CALIFORNIA FUND, INC.
                    MUNIYIELD CALIFORNIA INSURED FUND, INC.
                  MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                            MUNIYIELD FLORIDA FUND
                         MUNIYIELD MICHIGAN FUND, INC.
                        MUNIYIELD NEW JERSEY FUND, INC.
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                   MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                      1998 ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

                              SEPTEMBER 24, 1998

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 1998 Annual Meeting of Shareholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 24, 1998 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is August 14, 1998.

  Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, throughout the proxy statement shares of common stock or of beneficial interest of a Fund are referred to as "shares," holders of shares are referred to as "shareholders," the Board of Directors or Trustees of each of the Funds is referred to as the "Board," the directors or trustees of each Fund are referred to as "Board members" and the investment adviser of each Fund is referred to as the "Investment Adviser" or "FAM."

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board and for the ratification of the selection of independent auditors to serve for that Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

  The Boards have fixed the close of business on July 27, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.

Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares ("Shares") and auction market preferred shares ("AMPS") indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

  The Board of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                       ITEM 1. ELECTION OF BOARD MEMBERS

  At the Meetings, each Board member of each Fund will be elected to serve until the next Annual Meeting of Shareholders for such Fund and until his successor is elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

    (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Board members to be elected by holders of AMPS; and

    (2) All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the four (4) persons designated as Board members to be elected by holders of Shares and AMPS.

  The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

  Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

                                             PRINCIPAL OCCUPATIONS
                                             DURING PAST FIVE YEARS
     NAME AND ADDRESS       AGE          AND PUBLIC DIRECTORSHIPS(/1/)
     ----------------       --- ------------------------------------------------
James H.                     54 Director and Executive Vice President, The China
 Bodurtha(/1/)(/2/)(/3/)..       Business Group, Inc. since 1996; Chairman and
 36 Popponesset Road             Chief Executive Officer, China Enterprise
 Cotuit, Massachusetts           Management Corporation from 1993 to 1996;
 02635                           Chairman, Berkshire Corporation since 1980;
                                 Partner, Squire, Sanders & Dempsey from 1980 to
                                 1993.
Herbert I.                   59 John M. Olin Professor of Humanities, New York
 London(/1/)(/2/)(/3/)....       University since 1994 and Professor thereof
 113-115 University Place        since 1980; Dean, Gallatin Division of New York
 New York, New York 10003        University from 1972 to 1994; Distinguished
                                 Fellow, Herman Kahn Chair, Hudson Institute
                                 from 1984 to 1985; Trustee, Hudson Institute
                                 since 1980 and President since 1997; Director,
                                 Damon Corp. from 1991 to 1995; Overseer, Center
                                 for Naval Analyses from 1983 to 1993; Limited
                                 Partner, Hypertech LP in 1996.

                                             PRINCIPAL OCCUPATIONS
                                             DURING PAST FIVE YEARS
     NAME AND ADDRESS       AGE          AND PUBLIC DIRECTORSHIPS(/1/)
     ----------------       --- ------------------------------------------------
Robert R.                    71 Chairman and Chief Executive Officer, Kinnard
 Martin(/1/)(/2/)(/3/).....      Investments, Inc. from 1990 to 1993; Executive
 513 Grand Hill                  Vice President, Dain Bosworth from 1974 to
 St. Paul, Minnesota 55102       1989; Director, Carnegie Capital Management
                                 from 1977 to 1985 and Chairman thereof in 1979;
                                 Director, Securities Industry Association from
                                 1981 to 1982 and Public Securities Association
                                 from 1979 to 1980; Chairman of the Board, WTC
                                 Industries, Inc. in 1994; Trustee, Northland
                                 College since 1992.
Joseph L.                    69 Attorney in private practice since 1984;
 May(/1/)(/2/)(/3/)........      President, May and Athens Hosiery Mills
 424 Church Street               Division, Wayne-Gossard Corporation from 1954
 Suite 2000                      to 1983; Vice President, Wayne-Gossard
 Nashville, Tennessee 37219      Corporation from 1972 to 1983; Chairman, The
                                 May Corporation (personal holding company) from
                                 1972 to 1983; Director, Signal Apparel Co. from
                                 1972 to 1989.
Andre F.                     46
 Perold(/1/)(/2/)(/3/).....     Professor, Harvard Business School since 1989
 Morgan Hall                     and Associate Professor from 1983 to 1989;
 Soldiers Field                  Trustee, The Common Fund since 1989; Director,
 Boston, Massachusetts           Quantec Limited since 1991 and TIBCO from 1994
 02163                           to 1996.
Arthur Zeikel(/1/)(/3/)*...  66 Chairman of Fund Asset Management, L.P. ("FAM,"
 P.O. Box 9011                   which term as used herein includes its
 Princeton, New Jersey           corporate predecessors) and of MLAM (which term
 08543-9011                      as used herein includes its corporate
                                 predecessors) since 1997; President of FAM and
                                 MLAM from 1977 to 1997; Chairman of Princeton
                                 Services, Inc. ("Princeton Services") since
                                 1997, Director thereof since 1993 and President
                                 thereof from 1993 to 1997; Executive Vice
                                 President of Merrill Lynch & Co., Inc.
                                 ("ML & Co.") since 1990.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Board Members."
(2) Member of the Audit Committee of each Board.
(3) Please see Exhibit A for information, with respect to each Fund, indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.
 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each of the Funds.

  Committee and Board Meetings. The Board has a standing Audit Committee, which consists of Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties. No Fund's Board has a nominating committee.

  During each Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

  Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Board members of each Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, board members and greater than ten percent shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

  Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act., i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael J. Hennewinkel inadvertently made a late Form 3 filing reporting his election as a Senior Vice President of FAM, which report indicated that he owned no shares of any of the Funds.

  Interested Persons. Each Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of each Fund and the Chairman of FAM and MLAM.

  Compensation of Board Members. The Investment Adviser of each Fund pays all compensation to all officers of that Fund and all Board members of that Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Board member not affiliated with the Investment Adviser (each a "non-affiliated Board member") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Board members, an annual fee plus a fee for each meeting attended, together with such Board member's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the Board members for each Fund's most recently completed fiscal year is set forth in Exhibit A.

  Officers of the Fund. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of a Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

  Stock Ownership. As of the Record Date, none of the nominees held shares of the Funds.

  At the Record Date, the Board members and officers of each Fund as a group owned an aggregate of less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Board member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

  The Board of each Fund, including a majority of the Board members who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the shareholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  Deloitte & Touche LLP ("D&T") acts as independent auditors for all of the Funds except MuniYield New York Insured Fund II, Inc., for which Ernst & Young LLP ("E&Y") acts as independent auditors. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. Additionally, E&Y also acts as independent auditors for other investment companies for which FAM or MLAM acts as investment adviser. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each applicable Fund. The Board considered the fact that the independent auditors have been retained as the independent auditors for the other entities described above in its evaluation of the independence of the independent auditors with respect to each applicable Fund.

  Representatives of the independent auditors are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. The Funds may also hire proxy solicitors at their own expense.

  In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board member nominees and "FOR" the ratification of the independent auditors.

  With respect to Item 1, "Election of Board Members," holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of Shares and AMPS, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Board members will require the affirmative vote of a majority of the votes cast by the holders of Shares and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, "Selection of Independent Auditors," will require the affirmative vote of a majority of the votes cast by the holders of Shares and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

  Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised each Fund that, except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions are received on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

  The principal office of the Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FUND'S LAST FISCAL YEAR AND A COPY OF ITS SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Philip M. Mandel, or to 1-800-456-4587 ext. 123.

SHAREHOLDER PROPOSALS

  If a shareholder intends to present a proposal at the 1999 Annual Meeting of Shareholders of the Fund, which is anticipated to be held in April 1999, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by November 2, 1998.

                                          By Order of the Board

                                          Philip M. Mandel
                                          Secretary of the Funds
Dated: August 13, 1998

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

 . GENERAL INFORMATION PERTAINING TO THE FUNDS

                              DEFINED TERM                      STATE OF
            FUND            USED IN EXHIBIT A FISCAL YEAR END ORGANIZATION MEETING TIME
----------------------------------------------------------------------------------
  MuniVest Pennsylvania
  Insured Fund               MV Penn               10/31           MA        9:45 a.m.
----------------------------------------------------------------------------------
  MuniYield Arizona Fund,
  Inc.                       MY Ariz               10/31           MD       10:00 a.m.
----------------------------------------------------------------------------------
  MuniYield California
  Fund, Inc.                 MY Cal                10/31           MD       10:15 a.m.
----------------------------------------------------------------------------------
  MuniYield California
  Insured Fund, Inc.         Cal Insured           10/31           MD       10:30 a.m.
----------------------------------------------------------------------------------
  MuniYield California
  Insured Fund II, Inc.      Cal Insured II        10/31           MD       10:45 a.m.
----------------------------------------------------------------------------------
  MuniYield Florida Fund     MY Florida            10/31           MA       11:00 a.m.
----------------------------------------------------------------------------------
  MuniYield Michigan Fund,
  Inc.                       MY Mich               10/31           MD       11:15 a.m.
----------------------------------------------------------------------------------
  MuniYield New Jersey
  Fund, Inc.                 MY NJ                 11/30           MD       11:30 a.m.
----------------------------------------------------------------------------------
  MuniYield New York
  Insured Fund, Inc.         NY Insured            10/31           MD       11:45 a.m.
----------------------------------------------------------------------------------
  MuniYield New York
  Insured Fund II, Inc.      NY Insured II         10/31           MD       12:00 noon


                  SHARES OUTSTANDING AS
                    OF THE RECORD DATE

       FUND          SHARES       AMPS
----------------------------------------
  MV Penn             4,024,856    1,100
----------------------------------------
  MY Ariz             4,429,326    1,212
----------------------------------------
  MY Cal             20,832,430    5,600
----------------------------------------
  Cal Insured        16,328,873    4,000
----------------------------------------
  Cal Insured II     18,067,037    5,200
----------------------------------------
  MY Florida          7,917,555    2,200
----------------------------------------
  MY Mich             7,747,674    2,200
----------------------------------------
  MY NJ               8,929,089    2,400
----------------------------------------
  NY Insured         12,256,364    3,400
----------------------------------------
  NY Insured II      26,592,191    6,960

 . INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS

                         YEAR IN WHICH EACH NOMINEE
                        BECAME A MEMBER OF THE BOARD
                               ----------------------------
       FUND       BODURTHA LONDON MARTIN MAY  PEROLD ZEIKEL
-----------------------------------------------------------
  MV Penn           1995    1992   1993  1992  1992   1992
-----------------------------------------------------------
  MY Ariz           1995    1992   1993  1992  1992   1992
-----------------------------------------------------------
  MY Cal            1995    1992   1993  1992  1992   1992
-----------------------------------------------------------
  Cal Insured       1995    1992   1993  1992  1992   1992
-----------------------------------------------------------
  Cal Insured II    1995    1992   1993  1992  1992   1992
-----------------------------------------------------------
  MY Florida        1995    1992   1993  1992  1992   1992
-----------------------------------------------------------
  MY Mich           1995    1992   1993  1992  1992   1992
-----------------------------------------------------------
  MY NJ             1995    1992   1993  1992  1992   1992
-----------------------------------------------------------
  NY Insured        1995    1992   1993  1992  1992   1992
-----------------------------------------------------------
  NY Insured II     1995    1992   1993  1992  1992   1992

  Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.

                        NOMINEES TO BE           NOMINEES TO BE ELECTED BY
       FUND       ELECTED BY HOLDERS OF AMPS     HOLDERS OF SHARES AND AMPS
-------------------------------------------------------------------------------
  MV Penn             James H. Bodurtha      Herbert I. London Andre F. Perold
                      Joseph L. May          Robert R. Martin  Arthur Zeikel
-------------------------------------------------------------------------------
  MY Ariz             Joseph L. May          James H. Bodurtha Robert R. Martin
                      Andre F. Perold        Herbert I. London Arthur Zeikel
-------------------------------------------------------------------------------
  MY Cal              Joseph L. May          James H. Bodurtha Robert R. Martin
                      Andre F. Perold        Herbert I. London Arthur Zeikel
-------------------------------------------------------------------------------
  Cal Insured         Joseph L. May          James H. Bodurtha Robert R. Martin
                      Andre F. Perold        Herbert I. London Arthur Zeikel
-------------------------------------------------------------------------------
  Cal Insured II      Joseph L. May          James H. Bodurtha Robert R. Martin
                      Andre F. Perold        Herbert I. London Arthur Zeikel
-------------------------------------------------------------------------------
  MY Florida          Joseph L. May          James H. Bodurtha Robert R. Martin
                      Andre F. Perold        Herbert I. London Arthur Zeikel
-------------------------------------------------------------------------------
  MY Mich             Joseph L. May          James H. Bodurtha Robert R. Martin
                      Andre F. Perold        Herbert I. London Arthur Zeikel
-------------------------------------------------------------------------------
  MY NJ               Joseph L. May          James H. Bodurtha Robert R. Martin
                      Andre F. Perold        Herbert I. London Arthur Zeikel
-------------------------------------------------------------------------------
  NY Insured          Joseph L. May          James H. Bodurtha Robert R. Martin
                      Andre F. Perold        Herbert I. London Arthur Zeikel
-------------------------------------------------------------------------------
  NY Insured II       Joseph L. May          James H. Bodurtha Robert R. Martin
                      Andre F. Perold        Herbert I. London Arthur Zeikel

  Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.

                              BOARD                     AUDIT COMMITTEE
                   --------------------------------------------------
                                                                                 AGGREGATE
                  # MEETINGS ANNUAL  PER MEETING # MEETINGS ANNUAL  PER MEETING   FEES AND
       FUND         HELD*    FEE ($)  FEE ($)**     HELD    FEE ($)  FEE ($)*   EXPENSES ($)
----------------------------------------------------------------------------------
  MV Penn              6      2,500      250          4       500       125        22,908
----------------------------------------------------------------------------------
  MY Ariz              6      2,500      250          4       500       125        23,100
----------------------------------------------------------------------------------
  MY Cal               6      2,500      250          4       500       125        22,820
----------------------------------------------------------------------------------
  Cal Insured          6      2,500      250          4       500       125        22,920
----------------------------------------------------------------------------------
  Cal Insured II       7      2,500      250          4       500       125        21,145
----------------------------------------------------------------------------------
  MY Florida           6      2,500      250          4       500       125        22,905
----------------------------------------------------------------------------------
  MY Mich              6      2,500      250          4       500       125        23,055
----------------------------------------------------------------------------------
  MY NJ                6      2,500      250          4       500       125        23,020
----------------------------------------------------------------------------------
  NY Insured           6      2,500      250          4       500       125        22,920
----------------------------------------------------------------------------------
  NY Insured II        7      2,500      250          4       500       125        22,865


* Includes meetings held via teleconferencing equipment.
** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

  Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.

                      COMPENSATION FROM FUND ($)*
                             ------------------------
       FUND       BODURTHA LONDON MARTIN  MAY  PEROLD
-----------------------------------------------------
  MV Penn          4,500   4,500  4,500  4,500 4,500
-----------------------------------------------------
  MY Ariz          4,500   4,500  4,500  4,500 4,500
-----------------------------------------------------
  MY Cal           4,500   4,500  4,500  4,500 4,500
-----------------------------------------------------
  Cal Insured      4,500   4,500  4,500  4,500 4,500
-----------------------------------------------------
  Cal Insured II   4,500   4,500  4,500  4,500 4,500
-----------------------------------------------------
  MY Florida       4,500   4,500  4,500  4,500 4,500
-----------------------------------------------------
  MY Mich          4,500   4,500  4,500  4,500 4,500
-----------------------------------------------------
  MY NJ            4,500   4,500  4,500  4,500 4,500
-----------------------------------------------------
  NY Insured       4,500   4,500  4,500  4,500 4,500
-----------------------------------------------------
  NY Insured II    4,500   4,500  4,500  4,500 4,500


* No pension or retirement benefits are accrued as part of Fund expenses.

  Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Board members for the year ended December 31, 1997.

                              AGGREGATE COMPENSATION FROM
                         FUND AND OTHER FAM/MLAM ADVISED FUNDS
  NAME OF BOARD MEMBER       PAID TO BOARD MEMBERS ($)(1)
--------------------------------------------------------------
  James H. Bodurtha                     148,500
--------------------------------------------------------------
  Herbert I. London                     148,500
--------------------------------------------------------------
  Robert R. Martin                      148,500
--------------------------------------------------------------
  Joseph L. May                         148,500
--------------------------------------------------------------
  Andre F. Perold                       148,500


(1) The Board members serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (23 registered investment companies consisting of 41 portfolios); Mr. London (23 registered investment companies consisting of 41 portfolios); Mr. Martin (23 registered investment companies consisting of 41 portfolios); Mr. May (23 registered investment companies consisting of 41 portfolios); and Mr. Perold (23 registered investment companies consisting of 41 portfolios).

  Set forth in the table below is information about the officers of all of the Funds.

                              OFFICER INFORMATION

------------------------------------------------------------------------------------------------------
                                                                        OFFICER SINCE
                     ---------------------------------------------------
                                                                        CAL                               NY
          NAME AND                              MV   MY   MY    CAL   INSURED   MY     MY   MY    NY    INSURED
         BIOGRAPHY          AGE     OFFICE     PENN ARIZ CAL  INSURED   II    FLORIDA MICH  NJ  INSURED   II
--------------------------------------------------------------------------------------
  Arthur Zeikel...........   66 President      1992 1992 1992  1992    1992    1992   1992 1992  1992    1992
  Chairman of MLAM and FAM
  since 1997; President of
  MLAM and FAM from 1977
  to 1997; Chairman of
  Princeton Services since
  1997 and Director
  thereof since 1993;
  President of Princeton
  Services from 1993 to
  1997; Executive Vice
  President of ML & Co.
  since 1990.
--------------------------------------------------------------------------------------
  Terry K. Glenn..........   57 Executive      1992 1992 1992  1992    1992    1992   1992 1992  1992    1992
  Executive Vice President      Vice President
  of MLAM and FAM since
  1983; Executive Vice
  President and Director
  of Princeton Services
  since 1993; President of
  Princeton Funds
  Distributor, Inc.
  ("PFD") since 1986 and
  Director thereof since
  1991; President of
  Princeton
  Administrators, L.P.
  since 1988.
--------------------------------------------------------------------------------------
  Vincent R. Giordano.....   53 Senior         1992 1992 1992  1992    1992    1992   1992 1992  1992    1992
  Senior Vice President of      Vice President
  FAM and MLAM since 1984;
  Portfolio Manager of FAM
  and MLAM since 1977;
  Senior Vice President of
  Princeton Services since
  1993.
--------------------------------------------------------------------------------------
  Kenneth A. Jacob........   47 Vice President 1992 1992 1992  1992    1992    1992   1992 1992  1992    1992
  First Vice President of
  MLAM since 1997; Vice
  President of MLAM from
  1984 to 1997; Vice
  President of FAM since
  1984.

------------------------------------------------------------------------------------------------------
                                                                        OFFICER SINCE
                     ---------------------------------------------------
                                                                        CAL                               NY
          NAME AND                              MV   MY   MY    CAL   INSURED   MY     MY   MY    NY    INSURED
         BIOGRAPHY          AGE     OFFICE     PENN ARIZ CAL  INSURED   II    FLORIDA MICH  NJ  INSURED   II
--------------------------------------------------------------------------------------
  Donald C. Burke.........   38 Vice President 1993 1993 1993  1993    1993    1993   1993 1993  1993    1993
  First Vice President of
  MLAM since 1997; Vice
  President of MLAM from
  1990 to 1997; Director
  of Taxation of MLAM
  since 1990.
--------------------------------------------------------------------------------------
  William R. Bock.........   62 Vice President 1997   --   --    --      --      --     --   --    --      --
  Vice President of MLAM
  since 1989.
--------------------------------------------------------------------------------------
  Robert A. DiMella, CFA..   31 Vice President  --   --   --    --      --     1995    --   --    --      --
  Vice President of MLAM
  since 1997; Assistant
  Portfolio Manager of
  MLAM from 1993 to 1995;
  Assistant Portfolio
  Manager with Prudential
  Investment Advisors from
  1991 to 1993.
--------------------------------------------------------------------------------------
  Hugh T. Hurley, III.....   33 Vice President  --  1995  --    --      --      --     --   --    --      --
  Vice President of MLAM
  since 1993; Municipal
  Bond Broker with Titus &
  Donnelly from 1990 to
  1993.
--------------------------------------------------------------------------------------
  Theodore R. Jaeckel,       38 Vice President  --    --  --    --      --      --     --  1997   --      --
  Jr......................
  Director (Municipal Tax-
  Exempt Fund Management)
  of MLAM since 1997; Vice
  President of MLAM from
  1991 to 1997.
--------------------------------------------------------------------------------------
  Walter C. O'Connor......   36 Vice President  --   --  1995   --      --      --     --   --   1995     --
  Director (Municipal Tax-
  Exempt Fund Management)
  of MLAM since 1997; Vice
  President of MLAM from
  1993 to 1997; Assistant
  Vice President of MLAM
  from 1991 to 1997.
--------------------------------------------------------------------------------------
  Roberto W. Roffo........   32 Vice President  --   --   --   1995    1995     --     --   --    --     1996
  Vice President of MLAM
  since 1996 and a
  Portfolio Manager
  thereof since 1992.

------------------------------------------------------------------------------------------------------
                                                                        OFFICER SINCE
                     ---------------------------------------------------
                                                                        CAL                               NY
          NAME AND                              MV   MY   MY    CAL   INSURED   MY     MY   MY    NY    INSURED
         BIOGRAPHY          AGE     OFFICE     PENN ARIZ CAL  INSURED   II    FLORIDA MICH  NJ  INSURED   II
--------------------------------------------------------------------------------------
  Fred K. Stuebe..........   47 Vice President  --   --   --    --      --      --    1995  --    --      --
  Vice President of MLAM
  since 1989.
--------------------------------------------------------------------------------------
  Gerald M. Richard.......   49 Treasurer      1992 1992 1992  1992    1992    1992   1992 1992  1992    1992
  Senior Vice President
  and Treasurer of MLAM
  and FAM since 1984;
  Senior Vice President
  and Treasurer of
  Princeton Services since
  1993; Treasurer of PFD
  since 1984 and Vice
  President thereof since
  1981.
--------------------------------------------------------------------------------------
  Philip M. Mandel........   51 Secretary      1997 1997 1997  1997    1997    1997   1997 1997  1997    1997
  First Vice President of
  MLAM since 1997;
  Assistant General
  Counsel of MLPF&S from
  1989 to 1997.

                                                            AUCTION MARKET
                                                            PREFERRED SHARES


                       MUNIVEST PENNSYLVANIA INSURED FUND
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniVest Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of shareholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF TRUSTEES         FOR all nominees listed below                   WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]    to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON SHARES


                      MUNIVEST PENNSYLVANIA INSURED FUND
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniVest Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of shareholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF TRUSTEES         FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
Herbert I. London, Robert R. Martin, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                          MUNIYIELD ARIZONA FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Arizona Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                   WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]    to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                          MUNIYIELD ARIZONA FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield Arizona Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                 WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]  To vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                        MUNIYIELD CALIFORNIA FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield California Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                        MUNIYIELD CALIFORNIA FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield California Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                   WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]    to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

 3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                    MUNIYIELD CALIFORNIA INSURED FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield California Insured Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.

1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                    MUNIYIELD CALIFORNIA INSURED FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield California Insured Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield California Insured Fund II, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield California Insured Fund II, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.


1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED SHARES


                             MUNIYIELD FLORIDA FUND
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Fund (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of shareholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF TRUSTEES         FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON SHARES


                             MUNIYIELD FLORIDA FUND
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Fund (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of shareholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF TRUSTEES         FOR all nominees listed below                 WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]  to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                         MUNIYIELD MICHIGAN FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Michigan Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                         MUNIYIELD MICHIGAN FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield Michigan Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                 WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]  to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                        MUNIYIELD NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.

1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                        MUNIYIELD NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                  WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]   to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                     MUNIYIELD NEW YORK INSURED FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield New York Insured Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                 WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]  to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                     MUNIYIELD NEW YORK INSURED FUND, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield New York Insured Fund, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                   WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]    to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            AUCTION MARKET
                                                            PREFERRED STOCK


                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield New York Insured Fund II, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                 WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]  to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                            COMMON STOCK


                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. BOX 9011
                       Princeton, New Jersey  08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield New York Insured Fund II, Inc. (the "Fund") held of record by the undersigned on July 27, 1998 at the annual meeting of stockholders of the Fund to be held on September 24, 1998 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                               (Continued and to be signed on the reverse side)

Please mark boxes [=] or [X] in blue or black ink.



1.  ELECTION OF DIRECTORS        FOR all nominees listed below                 WITHHOLD AUTHORITY
                                 (except as marked to the contrary below) [_]  to vote for all nominees listed below [_]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [_]             AGAINST [_]             ABSTAIN [_]

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      Dated:                            , 1998
                                             -------------------------

                                      X
                                        ------------------------------------
                                                Signature

                                      X
                                        ------------------------------------
                                                Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                       2